Exhibit 99.3 FOURTH QUARTER 2025 FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics and performance and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. In particular, forward-looking statements about Ally’s outlook, including expectations regarding net interest margin, adjusted other revenue, net-charge offs, non-interest expenses and average earning assets, and other forward-looking statements are based on our current expectations and are subject to various important factors that could cause actual results to differ materially, including general economic conditions, expectations regarding interest rates and inflation, monetary and fiscal policies in the United States and other jurisdictions, the composition of our balance sheet, including with respect to our loan and securities portfolios, the impact of our strategic initiatives, including recent initiatives involving our Credit Card and Mortgage operations, demand for new and used vehicles, demand for auto loans and leases and the impact of escalating tariffs and other trade policies on us, our customers and our strategic partners, and the economic impacts, volatility and uncertainty resulting therefrom. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described above and in our Annual Report on Form 10-K for the year ended December 31, 2024, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. This presentation also includes forward-looking non-GAAP financial measures, such as outlooks for Net Interest Margin (ex. OID), Adjusted Other Revenue and Adjusted Noninterest Expense. We are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the inherent difficulty in forecasting and quantifying the occurrence and financial impact of various items that have not yet occurred, are out of our control or cannot be reasonably predicted. Forward-looking non-GAAP financial measures may vary materially from the corresponding GAAP financial measures. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. 2

ALLY FINANCIAL INC. TABLE OF CONTENTS Page(s) Consolidated Results Consolidated Financial Highlights 4 Consolidated Income Statement 5 Consolidated Period-End Balance Sheet 6 Consolidated Average Balance Sheet 7 Segment Detail Segment Highlights 8 Automotive Finance 9-10 Insurance 11 Corporate Finance 12 Corporate and Other 13 Credit Related Information 14-15 Supplemental Detail Capital 16 Liquidity and Deposits 17 Net Interest Margin 18 Earnings Per Share Related Information 19 Adjusted Tangible Book Per Share Related Information 20 Core ROTCE Related Information 21 Adjusted Efficiency Ratio Related Information 22 3

ALLY FINANCIAL INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR		
Selected Income Statement Data	**4Q 25**	**3Q 25**	**2Q 25**	**1Q 25**	**4Q 24**	**3Q 25**	**4Q 24**	**FY 2025**	**FY 2024**	**CHANGE**
Net financing revenue	1,598	1,584	1,516	1,478	1,509	14	89	6,176	6,014	162
Core OID [1]	17	17	16	16	15	1	2	66	56	9
Net financing revenue (excluding Core OID) [1]	1,615	1,601	1,532	1,494	1,524	15	91	6,242	6,070	171
Other revenue	525	584	566	63	517	(59)	8	1,738	2,167	(429)
Repositioning [2]	27	–	–	495	–	27	27	522	–	522
Change in fair value of equity securities [2]	(2)	(27)	(35)	13	47	26	(48)	(51)	6	(56)
Adjusted other revenue [1]	550	557	531	571	564	(7)	(14)	2,209	2,173	37
Provision for credit losses	487	415	384	191	557	72	(70)	1,477	2,166	(689)
Repositioning [2]	(1)	–	–	306	–	(1)	(1)	305	–	305
Adjusted provision for credit losses [1]	486	415	384	497	557	71	(71)	1,782	2,166	(384)
Total noninterest expense [3]	1,250	1,240	1,262	1,634	1,360	10	(110)	5,386	5,179	207
Repositioning [2]	(31)	–	–	(314)	(140)	(31)	108	(345)	(150)	(196)
Noninterest expense (ex. repositioning) [1]	1,219	1,240	1,262	1,320	1,220	(21)	(2)	5,041	5,029	11
Pre-tax income (loss) from continuing operations	**386**	**513**	**436**	**(284)**	**109**	**(127)**	**277**	**1,051**	**836**	**215**
Income tax expense (benefit)	59	115	84	(59)	–	(56)	59	199	167	32
(Loss) from discontinued operations, net of tax	–	–	–	–	(1)	–	1	–	(1)	1
Net income (Loss)	**$ 327**	**$ 398**	**$ 352**	**$ (225)**	**$ 108**	**$ (71)**	**$ 219**	**$ 852**	**$ 668**	**$ 184**
Preferred Dividends	27	27	28	28	27	–	–	110	110	–
Net income (loss) attributable to common shareholders	**$ 300**	**$ 371**	**$ 324**	**$ (253)**	**$ 81**	**$ (71)**	**$ 219**	**$ 742**	**$ 558**	**$ 184**
Selected Balance Sheet Data (Period-End)										
Total assets	$ 196,002	$ 191,711	$ 189,473	$ 193,331	$ 191,836	$ 4,291	$ 4,166			
Consumer loans	101,140	101,247	100,953	100,831	103,285	(107)	(2,145)			
Commercial loans	36,314	33,320	32,276	32,654	32,745	2,994	3,569			
Allowance for loan losses	(3,490)	(3,460)	(3,416)	(3,398)	(3,714)	(30)	224			
Deposits	151,649	148,410	147,866	151,428	151,574	3,239	75			
Total equity	15,498	15,117	14,547	14,232	13,903	381	1,595			
Common Share Count										
Weighted average basic [4]	310,792	310,342	309,895	309,006	307,553	450	3,239	310,015	306,913	3,101
Weighted average diluted [4]	314,264	313,823	312,434	309,006	311,277	441	2,987	313,043	310,160	2,883
Issued shares outstanding (period-end)	308,493	307,828	307,787	307,152	305,388	665	3,105			
Per Common Share Data										
Earnings per share (basic) [4]	$ 0.97	$ 1.19	$ 1.05	$ (0.82)	$ 0.26	$ (0.23)	$ 0.71	$ 2.39	$ 1.82	$ 0.58
Earnings per share (diluted) [4]	0.95	1.18	1.04	(0.82)	0.26	(0.22)	0.70	2.37	1.80	0.57
Adjusted earnings per share [1]	1.09	1.15	0.99	0.58	0.78	(0.07)	0.30	3.81	2.35	1.46
Book value per share	42.70	41.56	39.71	38.77	37.92	1.15	4.79			
Tangible book value per share	42.10	40.95	39.10	37.81	35.94	1.15	6.16			
Adjusted tangible book value per share [1]	40.38	39.19	37.30	35.95	34.04	1.20	6.34			
Select Financial Ratios										
Net interest margin	3.48%	3.51%	3.41%	3.31%	3.30%			3.43%	3.27%	
Net interest margin (ex. Core OID) [1]	3.51%	3.55%	3.45%	3.35%	3.33%			3.47%	3.30%	
Cost of funds	3.69%	3.80%	3.88%	4.05%	4.25%			3.85%	4.37%	
Cost of funds (ex. Core OID) [1]	3.63%	3.74%	3.82%	3.99%	4.19%			3.79%	4.32%	
Efficiency Ratio	58.9%	57.2%	60.6%	106.0%	67.1%			68.1%	63.3%	
Adjusted efficiency ratio [1]	50.8%	50.0%	50.9%	56.0%	52.8%			51.9%	54.1%	
Return on average assets	0.6%	0.8%	0.7%	(0.5)%	0.2%			0.4%	0.3%	
Return on average total equity	7.8%	10.0%	9.0%	(7.2)%	2.3%			5.1%	4.0%	
Return on average tangible common equity	9.4%	12.0%	11.0%	(9.0)%	2.9%			6.2%	5.1%	
Core ROTCE [1]	11.1%	12.3%	11.0%	6.7%	9.3%			10.4%	7.1%	
Capital Ratios [5]										
Common Equity Tier 1 (CET1) capital ratio	10.2%	10.1%	9.9%	9.5%	9.8%					
Tier 1 capital ratio	11.7%	11.6%	11.4%	11.0%	11.3%					
Total capital ratio	13.6%	13.4%	13.2%	12.8%	13.2%					
Tier 1 leverage ratio	9.3%	9.2%	9.1%	8.7%	8.9%					

(1) Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(2) For more details refer to pages 23-25.
(3) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.
(4) Due to the antidilutive effect of the net loss attributable to common shareholders for the first quarter 2025, basic weighted average common shares outstanding were used to calculate diluted earnings per share.
(5) For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 24.
Note: Numbers may not foot due to rounding.

4

ALLY FINANCIAL INC.
CONSOLIDATED INCOME STATEMENT

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR		
($ in millions)	4Q 25	3Q 25	2Q 25	1Q 25	4Q 24	3Q 25	4Q 24	FY 2025	FY 2024	CHANGE
Financing revenue and other interest income										
Interest and fees on finance receivables and loans	$ 2,690	$ 2,674	$ 2,624	$ 2,709	$ 2,833	$ 16	$ (143)	$ 10,697	$ 11,394	$ (697)
Interest on loans held-for-sale	7	6	6	5	2	1	5	24	50	(26)
Total interest and dividends on investment securities	234	241	239	221	233	(7)	1	935	996	(61)
Interest-bearing cash	88	92	95	98	99	(4)	(11)	373	386	(13)
Other earning assets	10	9	9	9	11	1	(1)	37	41	(4)
Operating leases	387	365	352	351	350	22	37	1,455	1,355	100
Total financing revenue and other interest income	3,416	3,387	3,325	3,393	3,528	29	(112)	13,521	14,222	(701)
Interest expense										
Interest on deposits	1,268	1,302	1,329	1,403	1,527	(34)	(259)	5,302	6,388	(1,086)
Interest on short-term borrowings	18	11	5	1	3	7	15	35	66	(31)
Interest on long-term debt	274	265	258	271	269	9	5	1,068	1,017	51
Interest on other	2	—	1	—	—	2	2	3	1	2
Total interest expense	1,562	1,578	1,593	1,675	1,799	(16)	(237)	6,408	7,472	(1,064)
Depreciation expense on operating lease assets	256	225	216	240	220	31	36	937	736	201
Net financing revenue	**$ 1,598**	**$ 1,584**	**$ 1,516**	**$ 1,478**	**$ 1,509**	**$ 14**	**$ 89**	**$ 6,176**	**$ 6,014**	**$ 162**
Other revenue										
Insurance premiums and service revenue earned	366	361	359	364	368	5	(2)	1,450	1,413	37
Gain / (loss) on mortgage and automotive loans, net	(29)	(3)	(4)	1	6	(26)	(35)	(35)	24	(59)
Other gain / (loss) on investments, net	21	56	61	(499)	(24)	(35)	45	(361)	72	(433)
Other income, net of losses	167	170	150	197	167	(3)	—	684	658	26
Total other revenue	**525**	**584**	**566**	**63**	**517**	**(59)**	**8**	**1,738**	**2,167**	**(429)**
Total net revenue	**2,123**	**2,168**	**2,082**	**1,541**	**2,026**	**(45)**	**97**	**7,914**	**8,181**	**(267)**
Provision for loan losses	**487**	**415**	**384**	**191**	**557**	**72**	**(70)**	**1,477**	**2,166**	**(689)**
Noninterest expense										
Compensation and benefits expense	475	447	430	505	446	28	29	1,857	1,842	15
Insurance losses and loss adjustment expenses	111	141	203	161	116	(30)	(5)	616	544	72
Goodwill impairment	—	—	—	305	118	—	(118)	305	118	187
Other operating expenses	664	652	629	663	680	12	(16)	2,608	2,675	(67)
Total noninterest expense	1,250	1,240	1,262	1,634	1,360	10	(110)	5,386	5,179	207
Pre-tax income (loss) from continuing operations	**$ 386**	**$ 513**	**$ 436**	**$ (284)**	**$ 109**	**$ (127)**	**$ 277**	**$ 1,051**	**$ 836**	**$ 215**
Income tax (benefit) / expense from continuing operations	59	115	84	(59)	—	(56)	59	199	167	32
Net income (loss) from continuing operations	327	398	352	(225)	109	(71)	218	852	669	183
Loss from discontinued operations, net of tax	—	—	—	—	(1)	—	1	—	(1)	1
Net income (loss)	**$ 327**	**$ 398**	**$ 352**	**$ (225)**	**$ 108**	**$ (71)**	**$ 219**	**$ 852**	**$ 668**	**$ 184**
Preferred Dividends	27	27	28	28	27	—	—	110	110	—
Net income (loss) available to common shareholders	**$ 300**	**$ 371**	**$ 324**	**$ (253)**	**$ 81**	**$ (71)**	**$ 219**	**$ 742**	**$ 558**	**$ 184**
Core pre-tax income walk										
Net financing revenue	**$ 1,598**	**$ 1,584**	**$ 1,516**	**$ 1,478**	**$ 1,509**	**$ 14**	**$ 89**	**$ 6,176**	**$ 6,014**	**$ 162**
Other revenue	525	584	566	63	517	(59)	8	1,738	2,167	(429)
Provision for credit losses	487	415	384	191	557	72	(70)	1,477	2,166	(689)
Total noninterest expense	1,250	1,240	1,262	1,634	1,360	10	(110)	5,386	5,179	207
Pre-tax income (loss) from continuing operations	**$ 386**	**$ 513**	**$ 436**	**$ (284)**	**$ 109**	**$ (127)**	**$ 277**	**$ 1,051**	**$ 836**	**$ 215**
Core OID [1]	17	17	16	16	15	1	2	66	56	9
Change in the fair value of equity securities [2]	(2)	(27)	(35)	13	47	26	(48)	(51)	6	(56)
Repositioning [2]	59	—	—	503	140	59	(81)	562	150	412
Core pre-tax income [1]	**$ 461**	**$ 502**	**$ 418**	**$ 247**	**$ 310**	**$ (41)**	**$ 151**	**$ 1,628**	**$ 1,047**	**$ 581**

(1) Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(2) For more details refer to pages 23-25.
Note: Numbers may not foot due to rounding.

5

ALLY FINANCIAL INC.
CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.	
Assets	4Q 25	3Q 25	2Q 25	1Q 25	4Q 24	3Q 25	4Q 24
Cash and cash equivalents							
Noninterest-bearing	$ 405	$ 429	$ 530	$ 543	$ 522	$ (24)	$ (117)
Interest-bearing	9,625	9,817	10,062	9,866	9,770	(192)	(145)
Total cash and cash equivalents	10,030	10,246	10,592	10,409	10,292	(216)	(262)
Investment securities [1]	28,220	27,982	27,896	27,956	27,627	238	593
Loans held-for-sale, net	549	179	185	209	160	370	389
Finance receivables and loans, net	137,454	134,567	133,229	133,485	136,030	2,887	1,424
Allowance for loan losses	(3,490)	(3,460)	(3,416)	(3,398)	(3,714)	(30)	224
Total finance receivables and loans, net	133,964	131,107	129,813	130,087	132,316	2,857	1,648
Investment in operating leases, net	8,772	8,599	7,992	7,879	7,991	173	781
Premiums receivable and other insurance assets	2,844	2,903	2,893	2,806	2,790	(59)	54
Other assets	11,623	10,695	10,102	11,545	10,660	928	963
Assets of operations held-for-sale [2]	—	—	—	2,440	—	—	—
Total assets	**$ 196,002**	**$ 191,711**	**$ 189,473**	**$ 193,331**	**$ 191,836**	**$ 4,291**	**$ 4,166**
Liabilities							
Deposit liabilities							
Noninterest-bearing	$ 125	$ 174	$ 155	$ 133	$ 131	$ (49)	$ (6)
Interest-bearing	151,524	148,236	147,711	151,295	151,443	3,288	81
Total deposit liabilities	151,649	148,410	147,866	151,428	151,574	3,239	75
Short-term borrowings	4,695	3,879	3,856	3,339	1,625	816	3,070
Long-term debt	17,070	16,749	15,876	16,465	17,495	321	(425)
Interest payable	729	1,097	912	954	890	(368)	(161)
Unearned insurance premiums and service revenue	3,656	3,648	3,627	3,563	3,535	8	121
Accrued expense and other liabilities	2,705	2,811	2,789	3,315	2,814	(106)	(109)
Liabilities of operations held-for-sale	—	—	—	35	—	—	—
Total liabilities	**$ 180,504**	**$ 176,594**	**$ 174,926**	**$ 179,099**	**$ 177,933**	**$ 3,910**	**$ 2,571**
Equity							
Common stock and paid-in capital [3]	$ 15,327	$ 15,310	$ 15,291	$ 15,248	$ 15,233	$ 17	$ 94
Preferred stock	2,324	2,324	2,324	2,324	2,324	—	—
Retained earnings (accumulated deficit)	633	427	151	(78)	270	206	363
Accumulated other comprehensive loss	(2,786)	(2,944)	(3,219)	(3,262)	(3,924)	158	1,138
Total equity	15,498	15,117	14,547	14,232	13,903	381	1,595
Total liabilities and equity	**$ 196,002**	**$ 191,711**	**$ 189,473**	**$ 193,331**	**$ 191,836**	**$ 4,291**	**$ 4,166**

(1) Includes Held-to-maturity securities.
(2) Credit Card moved to Assets of Operations Held-For-Sale (HFS) on 03/31/25. Sale of Credit Card closed on 04/01/25.
(3) Includes Treasury stock.
Note: Numbers may not foot due to rounding.

6

ALLY FINANCIAL INC.
CONSOLIDATED AVERAGE BALANCE SHEET [1]

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR		
Assets	**4Q 25**	**3Q 25**	**2Q 25**	**1Q 25**	**4Q 24**	**3Q 25**	**4Q 24**	**FY 2025**	**FY 2024**	**CHANGE**
Interest-bearing cash and cash equivalents	$ 8,983	$ 8,465	$ 8,888	$ 9,345	$ 8,721	$ 518	$ 262	$ 8,918	$ 7,895	$ 1,023
Investment securities and other earning assets	28,846	28,450	28,359	28,435	28,894	396	(48)	28,523	29,439	(916)
Loans held-for-sale, net	181	141	135	166	123	40	58	156	248	(92)
Total finance receivables and loans, net [2] [5]	135,674	133,419	132,762	135,178	136,636	2,255	(962)	134,251	138,127	(3,876)
Investment in operating leases, net	8,753	8,255	7,919	7,955	7,794	498	959	8,223	8,133	90
Total interest earning assets	182,437	178,730	178,063	181,079	182,168	3,707	269	180,071	183,842	(3,771)
Noninterest-bearing cash and cash equivalents	266	251	874	279	278	15	(12)	306	303	3
Other assets	11,654	11,699	11,367	12,078	11,772	(45)	(118)	11,808	11,732	76
Allowance for loan losses	(3,460)	(3,437)	(3,397)	(3,708)	(3,714)	(23)	254	(3,500)	(3,611)	111
Total assets	**$ 190,897**	**$ 187,243**	**$ 186,907**	**$ 189,728**	**$ 190,504**	**$ 3,654**	**$ 393**	**$ 188,685**	**$ 192,266**	**$ (3,581)**
Liabilities										
Interest-bearing deposit liabilities										
Retail deposit liabilities	$ 141,750	$ 142,364	$ 143,492	$ 143,914	$ 141,868	$ (614)	$ (118)	$ 142,873	$ 142,394	$ 479
Other interest-bearing deposit liabilities [3]	7,123	5,127	4,806	6,581	9,476	1,996	(2,353)	5,908	10,322	(4,414)
Total Interest-bearing deposit liabilities	148,873	147,491	148,298	150,495	151,344	1,382	(2,471)	148,781	152,716	(3,935)
Short-term borrowings	1,794	897	475	124	239	897	1,555	827	1,300	(473)
Long-term debt [4]	17,249	16,375	16,129	17,245	16,954	874	295	16,748	16,806	(58)
Total interest-bearing liabilities [4]	167,916	164,763	164,902	167,864	168,537	3,153	(621)	166,356	170,822	(4,466)
Noninterest-bearing deposit liabilities	155	169	146	145	158	(14)	(3)	154	155	(1)
Other liabilities	7,320	7,362	7,463	7,529	7,757	(42)	(437)	7,411	7,408	3
Total liabilities	**$ 175,391**	**$ 172,294**	**$ 172,511**	**$ 175,538**	**$ 176,452**	**$ 3,097**	**$ (1,061)**	**$ 173,921**	**$ 178,385**	**$ (4,464)**
Equity										
Total equity	$ 15,506	$ 14,949	$ 14,396	$ 14,190	$ 14,052	$ 557	$ 1,454	$ 14,764	$ 13,881	$ 883
Total liabilities and equity	**$ 190,897**	**$ 187,243**	**$ 186,907**	**$ 189,728**	**$ 190,504**	**$ 3,654**	**$ 393**	**$ 188,685**	**$ 192,266**	**$ (3,581)**

(1) Average balances are calculated using a combination of monthly and daily average methodologies.
(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3) Includes brokered (inclusive of sweep deposits) and other deposits.
(4) Includes average Core OID balance of $679 million in 4Q25, $696 million in 3Q25, $713 million in 2Q25, $729 million in 1Q25, and $744 million in 4Q24.
(5) Includes the effects of finance receivables and loans, net that were transferred to loans held-for-sale, net and subsequently transferred to assets of operations held-for-sale as of 03/31/25. The sale of card closed 04/01/25.
Note: Numbers may not foot due to rounding.

7

ALLY FINANCIAL INC.
SEGMENT HIGHLIGHTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR		
Pre-tax Income / (Loss)	**4Q 25**	**3Q 25**	**2Q 25**	**1Q 25**	**4Q 24**	**3Q 25**	**4Q 24**	**FY 2025**	**FY 2024**	**CHANGE**
Automotive Finance	$ 372	$ 421	$ 472	$ 375	$ 397	$ (49)	$ (25)	$ 1,640	$ 1,816	$ (176)
Insurance	91	79	28	2	36	12	55	200	168	32
Dealer Financial Services	**463**	**500**	**500**	**377**	**433**	**(37)**	**30**	**1,840**	**1,984**	**(144)**
Corporate Finance	98	95	96	76	120	3	(22)	365	434	(69)
Corporate and Other [1]	(175)	(82)	(160)	(737)	(444)	(93)	269	(1,154)	(1,582)	428
Pre-tax income (loss) from continuing operations	**$ 386**	**$ 513**	**$ 436**	**$ (284)**	**$ 109**	**$ (127)**	**$ 277**	**$ 1,051**	**$ 836**	**$ 215**
Core OID [2][3]	17	17	16	16	15	1	2	66	56	9
Change in the fair value of equity securities [4]	(2)	(27)	(35)	13	47	26	(48)	(51)	6	(56)
Repositioning and other [4]	59	—	—	503	140	59	(81)	562	150	412
Core pre-tax income [3]	**$ 461**	**$ 502**	**$ 418**	**$ 247**	**$ 310**	**$ (41)**	**$ 151**	**$ 1,628**	**$ 1,047**	**$ 581**

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, consumer mortgage portfolio, Ally Invest activity, and the credit card portfolio. The sale of Credit Card closed on 04/01/25.
(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.
(3) Represents a non-GAAP measure. For more details refer to pages 19-25.
(4) For more details refer to pages 23-25.
Note: Numbers may not foot due to rounding.

8

ALLY FINANCIAL INC.
AUTOMOTIVE FINANCE – CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR		
Income Statement	4Q 25	3Q 25	2Q 25	1Q 25	4Q 24	3Q 25	4Q 24	FY 2025	FY 2024	CHANGE
Net financing revenue										
Consumer	$ 1,980	$ 1,961	$ 1,918	$ 1,878	$ 1,907	$ 19	$ 73	$ 7,737	$ 7,441	$ 296
Commercial	341	338	329	341	396	3	(55)	1,349	1,674	(325)
Loans held-for-sale	3	2	4	1	1	1	2	10	3	7
Operating leases	387	365	352	351	350	22	37	1,455	1,355	100
Total financing revenue and other interest income	2,711	2,666	2,603	2,571	2,654	45	57	10,551	10,473	78
Interest expense	1,145	1,128	1,093	1,065	1,090	17	55	4,431	4,266	165
Depreciation expense on operating lease assets:										
Depreciation expense on operating lease assets (ex. remarketing)	246	227	216	221	224	19	21	909	869	40
Remarketing (gains) loss, net of repo valuation	11	(1)	–	19	(3)	12	14	28	(132)	160
Total depreciation expense on operating lease assets	256	225	216	240	220	31	36	937	736	201
Net financing revenue	1,310	1,313	1,294	1,266	1,344	(3)	(34)	5,183	5,471	(288)
Other revenue										
Total other revenue	99	96	97	97	88	3	11	389	363	26
Total net revenue	1,409	1,409	1,391	1,363	1,432	–	(23)	5,572	5,834	(262)
Provision for credit losses	478	410	387	434	495	68	(17)	1,709	1,905	(196)
Noninterest expense										
Compensation and benefits	172	172	166	183	165	–	7	693	668	25
Other operating expenses	387	406	366	371	375	(19)	12	1,530	1,445	85
Total noninterest expense	559	578	532	554	540	(19)	19	2,223	2,113	110
Pre-tax Income	**$ 372**	**$ 421**	**$ 472**	**$ 375**	**$ 397**	**$ (49)**	**$ (25)**	**$ 1,640**	**$ 1,816**	**$ (176)**
Memo: Net lease revenue										
Operating lease revenue	$ 387	$ 365	$ 352	$ 351	$ 350	$ 22	$ 37	$ 1,455	$ 1,355	$ 100
Depreciation expense on operating lease assets (ex. remarketing)	246	227	216	221	224	19	21	909	869	40
Remarketing (gains) loss, net of repo valuation	11	(1)	–	19	(3)	12	14	28	(132)	160
Total depreciation expense on operating lease assets	256	225	216	240	220	31	36	937	736	201
Net lease revenue	**$ 131**	**$ 140**	**$ 136**	**$ 111**	**$ 130**	**$ (9)**	**$ 1**	**$ 518**	**$ 619**	**$ (101)**
Balance Sheet (Period-End)										
Loans held-for-sale, net	12	15	15	13	5	(3)	7			
Consumer loans	85,561	84,994	84,371	83,887	83,808	567	1,753			
Commercial loans	23,143	21,784	21,066	21,547	22,898	1,359	245			
Allowance for loan losses	(3,256)	(3,233)	(3,221)	(3,200)	(3,211)	(23)	(45)			
Total finance receivables and loans, net	105,448	103,545	102,216	102,234	103,495	1,903	1,953			
Investment in operating leases, net	8,772	8,599	7,992	7,879	7,991	173	781			
Other assets	1,521	1,567	1,486	1,546	1,566	(46)	(45)			
Total assets	**$ 115,753**	**$ 113,726**	**$ 111,709**	**$ 111,672**	**$ 113,057**	**$ 2,027**	**$ 2,696**			

Note: Numbers may not foot due to rounding

9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS QUARTERLY TRENDS CHANGE VS. FULL YEAR 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 FY 2025 FY 2024 CHANGE (1) U.S. Consumer Originations ($ in billions) Retail standard - new vehicle GM $ 1.3 $ 1.2 $ 1.1 $ 1.1 $ 1.1 $ 0.1 $ 0.2 $ 4.8 $ 4.2 $ 0.6 Retail standard - new vehicle Stellantis 0.6 0.6 0.6 0.6 0.7 — (0.1) 2.4 2.5 (0.1) Retail standard - new vehicle Other 1.3 1.3 1.4 1.2 1.5 (0.1) (0.2) 5.2 4.4 0.8 Used vehicle 6.7 7.0 6.7 6.4 6.0 (0.3) 0.7 26.9 24.5 2.3 Lease 0.9 1.5 1.1 0.9 1.0 (0.6) (0.1) 4.4 3.6 0.8 Total originations $ 10.8 $ 11.7 $ 11.0 $ 10.2 $ 10.3 $ (0.9) $ 0.6 $ 43.7 $ 39.2 $ 4.5 U.S. Consumer Originations - FICO Score Super prime (760-999) $ 2.9 $ 3.3 $ 3.2 $ 3.0 $ 3.5 $ (0.4) $ (0.6) $ 12.5 $ 11.2 $ 1.2 High prime (720-759) 1.5 1.7 1.6 1.5 1.5 (0.2) — 6.2 5.7 0.5 Prime (660-719) 2.7 3.1 2.9 2.7 2.5 (0.4) 0.2 11.4 10.7 0.7 Prime/Near (620-659) 1.8 1.9 1.8 1.6 1.5 (0.1) 0.3 7.1 6.2 0.8 Non-Prime (540-619) 1.0 0.9 0.8 0.7 0.6 — 0.3 3.4 2.6 0.8 Sub-Prime (0-539) 0.2 0.2 0.1 0.1 0.1 — 0.1 0.6 0.4 0.1 No FICO (Primarily CSG) 0.8 0.7 0.6 0.6 0.6 0.1 0.2 2.7 2.4 0.3 Total originations $ 10.8 $ 11.7 $ 11.0 $ 10.2 $ 10.3 $ (0.9) $ 0.6 $ 43.7 $ 39.2 $ 4.5 U.S. Consumer Retail Originations - Average FICO New vehicle 726 725 726 728 738 2 (12) 726 722 5 Used vehicle 697 702 703 708 711 (4) (14) 702 707 (5) Total retail originations 706 708 710 714 720 (3) (15) 709 712 (2) U.S. Market New light vehicle sales (SAAR - units in millions) 15.7 16.4 16.2 16.4 16.5 (0.7) (0.8) 16.2 15.8 0.4 New light vehicle sales (quarterly - units in millions) 4.0 4.1 4.2 3.9 4.2 (0.1) (0.2) 16.2 15.9 0.4 Dealer Engagement (2) Total Active DFS Dealers 21,370 21,548 21,687 21,665 21,368 (178) 2 21,370 21,368 2 Total Application Volume (000s) 3,811 3,990 3,877 3,805 3,478 (180) 333 15,485 14,607 878 Ally U.S. Commercial Outstandings EOP ($ in billions) Floorplan outstandings $ 15.9 $ 15.4 $ 14.7 $ 15.1 $ 16.4 $ 0.6 $ (0.5) Dealer loans and other 7.2 6.4 6.4 6.4 6.5 0.8 0.7 Total Commercial outstandings $ 23.1 $ 21.8 $ 21.1 $ 21.5 $ 22.9 $ 1.4 $ 0.2 U.S. Off-Lease Remarketing Off-lease vehicles terminated - on-balance sheet (# in units) 16,525 21,608 26,302 21,943 23,301 (5,083) (6,776) 86,378 127,861 (41,483) Average gain (loss) per vehicle $ (635) $ 53 $ 14 $ (863) $ 145 $ (688) $ (781) $ (323) $ 1,033 $ (1,356) Total gain (loss) ($ in millions) $ (11) $ 1 $ — $ (19) $ 3 $ (12) (14) $ (28) $ 132 $ (160) (1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers. (2) A dealer is considered to have an active relationship with us if we provided automotive financing, remarketing, or insurance services during the three months ended December 31, 2025. 10

ALLY FINANCIAL INC.

INSURANCE – CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR		
Income Statement (GAAP View)	**4Q 25**	**3Q 25**	**2Q 25**	**1Q 25**	**4Q 24**	**3Q 25**	**4Q 24**	**FY 2025**	**FY 2024**	**CHANGE**
Net financing revenue										
Total interest and fees on finance receivables and loans (1)	$ 5	$ 5	$ 4	$ 5	$ 5	$ —	$ —	$ 19	$ 16	$ 3
Interest and dividends on investment securities	40	39	36	34	34	1	6	149	128	21
Interest bearing cash	5	5	5	5	6	—	(1)	20	24	(4)
Total financing revenue and other interest revenue	50	49	45	44	45	1	5	188	168	20
Interest expense	14	16	15	14	14	(2)	—	59	54	5
Net financing revenue	36	33	30	30	31	3	5	129	114	15
Other revenue										
Insurance premiums and service revenue earned	366	361	359	364	368	5	(2)	1,450	1,413	37
Other gain / (loss) on investments, net	21	56	59	(4)	(24)	(35)	45	132	80	52
Other income, net of losses	3	3	4	4	4	—	(1)	14	14	—
Total other revenue	390	420	422	364	348	(30)	42	1,596	1,507	89
Total net revenue	426	453	452	394	379	(27)	47	1,725	1,621	104
Noninterest expense										
Compensation and benefits expense	28	29	26	30	27	(1)	1	113	108	5
Insurance losses and loss adjustment expenses	111	141	203	161	116	(30)	(5)	616	544	72
Other operating expenses	196	204	195	201	200	(8)	(4)	796	801	(5)
Total noninterest expense	335	374	424	392	343	(39)	(8)	1,525	1,453	72
Pre-tax income (loss)	**$ 91**	**$ 79**	**$ 28**	**$ 2**	**$ 36**	**$ 12**	**$ 55**	**$ 200**	**$ 168**	**$ 32**
Memo: Income Statement (Managerial View)										
Insurance premiums and other income										
Insurance premiums and service revenue earned	$ 366	$ 361	$ 359	$ 364	$ 368	$ 5	$ (2)	$ 1,450	$ 1,413	$ 37
Investment income and other (adjusted) (2)	55	62	59	41	55	(6)	—	217	197	20
Other income	3	3	4	4	4	—	(1)	14	14	—
Total insurance premiums and other income	424	426	422	409	427	(1)	(3)	1,681	1,624	57
Expense										
Insurance losses and loss adjustment expenses	111	141	203	161	116	(30)	(5)	616	544	72
Acquisition and underwriting expenses										
Compensation and benefit expense	28	29	26	30	27	(1)	1	113	108	5
Insurance commission expense	155	158	155	162	162	(3)	(7)	630	649	(19)
Other expense	41	46	40	39	38	(5)	3	166	152	14
Total acquisition and underwriting expense	224	233	221	231	227	(9)	(3)	909	909	—
Total expense	335	374	424	392	343	(39)	(8)	1,525	1,453	72
Core pre-tax (loss) / income (2)	89	52	(2)	17	84	38	5	156	171	(15)
Change in the fair value of equity securities (3)	2	27	30	(15)	(48)	(26)	50	44	(3)	47
Income (loss) before income tax expense	**$ 91**	**$ 79**	**$ 28**	**$ 2**	**$ 36**	**$ 12**	**$ 55**	**$ 200**	**$ 168**	**$ 32**
Balance Sheet (Period-End)										
Cash and investment securities	$ 5,841	$ 5,845	$ 5,728	$ 5,527	$ 5,317	$ (4)	$ 524			
Intercompany loans (1)	807	696	687	804	864	111	(57)			
Premiums receivable and other insurance assets	2,863	2,921	2,910	2,824	2,809	(58)	54			
Other assets	420	386	380	334	335	34	85			
Total assets	**$ 9,931**	**$ 9,848**	**$ 9,705**	**$ 9,489**	**$ 9,325**	**$ 83**	**$ 606**			
Key Statistics										
Total written premiums and revenue (4)	$ 384	$ 385	$ 349	$ 385	$ 390	$ (1)	$ (6)	$ 1,503	$ 1,472	$ 31
Loss ratio (5)	30.0 %	38.7 %	56.0 %	43.7 %	31.3 %			42.0 %	38.1 %	
Underwriting expense ratio (6)	60.7 %	63.9 %	61.1 %	62.8 %	61.2 %			62.1 %	63.7 %	
Combined ratio	**90.7 %**	**102.6 %**	**117.1 %**	**106.5 %**	**92.5 %**			**104.2 %**	**101.9 %**	

(1) Intercompany activity represents excess liquidity placed with corporate segment.
(2) Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(3) For more details refer to pages 23-25.
(4) Written premiums are net of ceded premium for reinsurance.
(5) Loss ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other income, net of losses.
(6) Underwriting expense ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other income, net of losses.
Note: Numbers may not foot due to rounding.

11

ALLY FINANCIAL INC.

CORPORATE FINANCE – CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR		
Income Statement	4Q 25	3Q 25	2Q 25	1Q 25	4Q 24	3Q 25	4Q 24	FY 2025	FY 2024	CHANGE
Net financing revenue										
Total financing revenue and other interest income	$ 240	$ 238	$ 233	$ 221	$ 237	$ 2	$ 3	$ 932	$ 1,006	$ (74)
Interest expense	129	127	125	117	122	2	7	498	550	(52)
Net financing revenue	111	111	108	104	115	—	(4)	434	456	(22)
Total other revenue	31	25	19	29	33	6	(2)	104	123	(19)
Total net revenue	142	136	127	133	148	6	(6)	538	579	(41)
Provision for loan losses	11	8	(2)	14	(5)	3	16	31	8	23
Noninterest expense										
Compensation and benefits expense	19	19	19	25	19	—	—	82	80	2
Other operating expense	14	14	14	18	14	—	—	60	57	3
Total noninterest expense	33	33	33	43	33	—	—	142	137	5
Pre-tax income	**$ 98**	**$ 95**	**$ 96**	**$ 76**	**$ 120**	**$ 3**	**$ (22)**	**$ 365**	**$ 434**	**$ (69)**
Change in the fair value of equity securities (1)	—	—	—	—	—	—	—	—	(1)	0
Core pre-tax income (2)	$ 98	$ 95	$ 96	$ 76	$ 120	$ 3	$ (22)	$ 365	$ 433	$ (69)

Balance Sheet (Period-End)	4Q 25	3Q 25	2Q 25	1Q 25	4Q 24	3Q 25	4Q 24
Equity securities	$ 1	$ 1	$ 1	$ 1	$ 3	$ —	$ (2)
Loans held for sale, net	87	78	68	144	105	9	(18)
Commercial loans	12,930	11,289	10,968	10,857	9,593	1,641	3,337
Allowance for loan losses	(219)	(207)	(175)	(177)	(162)	(12)	(57)
Total finance receivables and loans, net	12,711	11,082	10,793	10,680	9,431	1,629	3,280
Other assets	190	182	178	177	165	8	25
Total assets	**$ 12,989**	**$ 11,343**	**$ 11,040**	**$ 11,002**	**$ 9,704**	**$ 1,646**	**$ 3,285**

(1) For more details refer to pages 23-25.
(2) Represents a non-GAAP financial measure. For more details refer to pages 19-25.
Note: Numbers may not foot due to rounding.

12

ALLY FINANCIAL INC.
CORPORATE AND OTHER – CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR		
Income Statement	4Q 25	3Q 25	2Q 25	1Q 25	4Q 24	3Q 25	4Q 24	FY 2025	FY 2024	CHANGE
Net financing revenue										
Total financing revenue and other interest income	$ 415	$ 434	$ 444	$ 557	$ 592	$ (19)	$ (177)	$ 1,850	$ 2,575	$ (725)
Interest expense	274	307	360	479	573	(33)	(299)	1,420	2,602	(1,182)
Net financing revenue	141	127	84	78	19	14	122	430	(27)	457
Other revenue										
Other gain/(loss) on investments, net	–	–	2	(495)	–	–	–	(493)	(9)	(484)
Gain/(loss) on mortgage and automotive loans, net	(27)	–	(2)	1	4	(27)	(31)	(28)	21	(49)
Other income, net of losses (1)	32	43	28	67	44	(11)	(12)	170	162	8
Total other revenue	5	43	28	(427)	48	(38)	(43)	(351)	174	(525)
Total net revenue	146	170	112	(349)	67	(24)	79	79	147	(68)
Provision for loan losses	(2)	(3)	(1)	(257)	67	1	(69)	(263)	253	(516)
Noninterest expense										
Compensation and benefits expense	256	227	219	267	235	29	21	969	986	(17)
Goodwill impairment	–	–	–	305	118	–	(118)	305	118	187
Other operating expense (2)	67	28	54	73	91	39	(24)	222	372	(150)
Total noninterest expense	323	255	273	645	444	68	(121)	1,496	1,476	20
Pre-tax income (loss)	**$ (175)**	**$ (82)**	**$ (160)**	**$ (737)**	**$ (444)**	**$ (93)**	**$ 269**	**$ (1,154)**	**$ (1,582)**	**$ 428**
Change in the fair value of equity securities (3)	–	–	(4)	(2)	(2)	–	2	(7)	3	(10)
Core OID (4)	17	17	16	16	15	1	2	66	56	9
Repositioning (3)	59	–	–	503	140	59	(81)	562	150	412
Core pre-tax income (loss) (4)	$ (99)	$ (65)	$ (148)	$ (221)	$ (291)	$ (33)	$ 192	$ (533)	$ (1,373)	$ 840

Balance Sheet (Period-End)	4Q 25	3Q 25	2Q 25	1Q 25	4Q 24	3Q 25	4Q 24
Cash, trading and investment securities	$ 32,408	$ 32,382	$ 32,759	$ 32,837	$ 32,599	$ 26	$ (191)
Loans held-for-sale, net	450	86	102	52	50	364	400
Consumer loans	15,579	16,253	16,582	16,944	19,477	(674)	(3,898)
Commercial loans	233	237	230	237	239	(4)	(6)
Intercompany loans (5)	(807)	(696)	(687)	(804)	(864)	(111)	57
Allowance for loan losses	(15)	(20)	(20)	(21)	(341)	5	326
Total finance receivables and loans, net	14,990	15,774	16,105	16,356	18,511	(784)	(3,521)
Other assets	9,481	8,552	8,053	9,483	8,590	929	891
Assets of operations held-for-sale (6)	–	–	–	2,440	–	–	–
Total assets	**$ 57,329**	**$ 56,794**	**$ 57,019**	**$ 61,168**	**$ 59,750**	**$ 535**	**$ (2,421)**

Core OID Amortization Schedule (4)	2026	2027	2028	2029	2030 & After
Remaining Core OID amortization expense	$ 77	$ 89	$ 104	$ 122	Avg = $139/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, consumer mortgage portfolio, Ally Invest activity, and Credit Card. Sale of Credit Card closed on 04/01/25.
(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $294 million for 4Q25, $298 million for 3Q25, $281 million for 2Q25, $302 million for 1Q25, and $296 million for 4Q24. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.
(3) For more details refer to pages 23-25.
(4) Represents a non-GAAP financial measure. For more details refer to pages 23-25.
(5) Intercompany loans related to activity between Insurance and Corporate and Other for liquidity purposes.
(6) Credit Card moved to Assets of Operations Held-For-Sale (HFS) on 03/31/25. Sale of Credit Card closed on 04/01/25.
Note: Numbers may not foot due to rounding.

13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION ($ in millions) QUARTERLY TRENDS CHANGE VS. FULL YEAR (1) Asset Quality - Consolidated 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 FY 2025 FY 2024 CHANGE Ending loan balance $ 137,454 $ 134,567 $ 133,229 $ 133,485 $ 136,030 $ 2,887 $ 1,424 30+ Accruing DPD $ 3,671 $ 3,401 $ 3,345 $ 3,224 $ 3,800 $ 270 $ (129) 30+ Accruing DPD % 2 .67% 2 .53% 2 .51% 2.42% 2.79% 60+ Accruing DPD $ 984 $ 883 $ 883 $ 869 $ 1,026 $ 101 $ (42) 60+ Accruing DPD % 0.72% 0.66% 0.66% 0 .65% 0 .75 % Non-performing loans (NPLs) $ 1,366 $ 1,353 $ 1,359 $ 1,417 $ 1,486 $ 13 $ (120) Net charge-offs (NCOs) $ 452 $ 395 $ 366 $ 507 $ 543 $ 57 $ (91) $ 1,720 $ 2,034 $ (314) (2) Net charge-off rate 1.34% 1.18% 1 .10% 1.50% 1.59% 1 .28% 1 .48 % Provision for loan losses $ 487 $ 415 $ 384 $ 191 $ 557 $ 72 $ (70) $ 1,477 $ 2,166 $ (689) Allowance for loan losses (ALLL) $ 3,490 $ 3,460 $ 3,416 $ 3,398 $ 3,714 $ 30 $ (224) (3) (4) ALLL as % of Loans 2 .54% 2.57% 2 .56% 2.55% 2.73% (3) ALLL as % of NPLs 2 55% 256% 251% 240% 250% (3) ALLL as % of NCOs 192% 219% 2 34% 168% 1 71% (5) U.S. Auto Delinquencies - HFI Retail Contract $'s 30+ Delinquent contract $ $ 3,630 $ 3,340 $ 3,301 $ 3,181 $ 3,681 $ 290 $ (51) % of retail contract $ outstanding 4 .24% 3 .93% 3 .91% 3.79% 4 .39% 60+ Delinquent contract $ $ 974 $ 877 $ 879 $ 852 $ 984 $ 97 $ (10) % of retail contract $ outstanding 1 .14% 1 .03% 1.04% 1.02% 1.18% U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $'s Net charge-offs $ 454 $ 399 $ 366 $ 445 $ 488 $ 55 $ (34) $ 1,664 $ 1,810 $ (146) (2) % of avg. HFI assets 2.14% 1.88% 1 .75% 2 .12% 2.34% 1.97% 2 .16% (6) U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $'s Net charge-offs $ — $ — $ — $ — $ — $ — $ — $ — $ (3) $ 3 (2) % of avg. HFI assets — % (0.01) % (0.01) % — % — % — % (0.01) % (1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses. (2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for- sale during the year for each loan category. (3) Excludes provision for credit losses related to our reserve for unfunded commitments. (4) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts. (5) Auto delinquency metrics include accruing contracts only. (6) Commercial Auto data includes Insurance advances. Note: Numbers may not foot due to rounding 14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED ($ in millions) (1) Automotive Finance QUARTERLY TRENDS CHANGE VS. Consumer 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 Net Charge-offs $ 454 $ 399 $ 366 $ 445 $ 488 $ 55 $ (34) Allowance for loan losses $ 3,208 $ 3,186 $ 3,166 $ 3,144 $ 3,170 $ 22 $ 38 (2) Total consumer loans $ 85,568 $ 84,994 $ 84,365 $ 83,868 $ 83,757 $ 574 $ 1,811 (3) Coverage ratio 3 .75% 3.75% 3 .75% 3 .75% 3 .78% (4) Commercial Net Charge-offs $ — $ — $ — $ — $ — $ — $ — Allowance for loan losses $ 48 $ 47 $ 55 $ 56 $ 41 $ 1 $ 7 Total commercial loans $ 23,151 $ 21,794 $ 21,078 $ 21,560 $ 22,913 $ 1,357 $ 238 Coverage ratio 0 .21% 0 .21% 0.26% 0 .26% 0.18% (1) Consumer Mortgage Net Charge-offs $ (1) $ (3) $ — $ (1) $ (1) $ 2 $ — Allowance for loan losses $ 12 $ 17 $ 17 $ 18 $ 19 $ (5) $ (7) Total consumer loans $ 15,572 $ 16,253 $ 16,588 $ 16,963 $ 17,234 $ (681) $ (1,662) Coverage ratio 0.07% 0 .10% 0 .10% 0 .11% 0 .10% (1) (5) Consumer Other - Ally Credit Card Net Charge-offs $ — $ — $ — $ 63 56 $ — $ (56) Allowance for loan losses $ — $ — $ — $ — 319 $ — $ (319) Total consumer loans $ — $ — $ — $ — 2,294 $ — $ (2,294) Coverage ratio — % —% —% — % 13.92% (1) Corporate Finance Net Charge-offs $ (1) $ (1) $ — $ — $ — $ — $ (1) Allowance for loan losses $ 219 $ 207 $ 175 $ 177 $ 162 $ 12 $ 57 Total commercial loans $ 12,930 $ 11,289 $ 10,968 $ 10,857 $ 9,593 $ 1,641 $ 3,337 Coverage ratio 1.69% 1 .83% 1 .60% 1 .63% 1 .69% (1) Corporate and Other Net Charge-offs $ — $ — $ — $ — $ — $ — $ — Allowance for loan losses $ 3 $ 3 $ 3 $ 3 $ 3 $ — $ — Total commercial loans $ 233 $ 237 $ 230 $ 237 $ 239 $ (4) $ (6) Coverage ratio 1 .38% 1 .36% 1.36% 1 .36% 1.36% (1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value. (2) Includes $7M of fair value adjustment for loans in hedge accounting relationships in 4Q25, $0M in 3Q25, ($6M) in 2Q25, ($19M) in 1Q25 and ($51M) in 4Q24. (3) Excludes $7M of fair value adjustment for loans in hedge accounting relationships in 4Q25, $0M in 3Q25, ($6M) in 2Q25, ($19M) in 1Q25 and ($51M) in 4Q24. (4) Commercial Auto data includes Insurance advances. (5) Sale of Credit Card closed on 04/01/25. Note: Numbers may not foot due to rounding. 15

ALLY FINANCIAL INC. CAPITAL ($ in billions) QUARTERLY TRENDS CHANGE VS. Capital 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 Risk-weighted assets $ 152.8 $ 150.7 $ 151.3 $ 153.7 $ 153.3 $ 2.1 $ (0.5) 10.2% 1 0.1% 9.9% 9.5% 9 .8% Common Equity Tier 1 (CET1) capital ratio Tier 1 capital ratio 11.7% 1 1.6% 1 1.4% 1 1.0% 11.3 % Total capital ratio 13.6% 1 3.4% 1 3.2% 12.8% 13.2% (1) (2) 6 .6% 6 .6% 6 .4% 6 .0% 5.7% Tangible common equity / Tangible assets (1) Tangible common equity / Risk-weighted assets 8.5% 8 .4% 8 .0% 7 .6% 7.2 % Shareholders’ equity $ 15.5 $ 15.1 $ 14.5 $ 14.2 $ 13.9 $ 0.4 $ 1.6 add: CECL phase-in adjustment — — — — 0.3 — (0.3) less: Certain AOCI items and other adjustments 2.5 2.4 2.7 2.7 3.2 0.1 (0.7) Preferred equity (2.3) (2.3) (2.3) (2.3) (2.3) — — Common Equity Tier 1 capital $ 15.6 $ 15.2 $ 15.0 $ 14.6 $ 15.1 $ 0.4 $ 0.5 Common Equity Tier 1 capital $ 15.6 $ 15.2 $ 15.0 $ 14.6 $ 15.1 $ 0.4 $ 0.5 add: Preferred equity 2.3 2.3 2.3 2.3 2.3 — — less: Other adjustments (0.1) (0.1) (0.1) (0.1) (0.1) — — Tier 1 capital $ 17.9 $ 17.4 $ 17.2 $ 16.9 $ 17.3 $ 0.5 $ 0.6 $ 17.9 $ 17.4 $ 17.2 $ 16.9 $ 17.3 $ 0.5 $ 0.6 Tier 1 capital add: Qualifying subordinated debt 1.0 1.0 1.0 1.0 1.0 — — 1.9 1.8 1.8 1.9 1.9 0.1 — Allowance for loan and lease losses includible in Tier 2 capital and other adjustments Total capital $ 20.7 $ 20.3 $ 20.0 $ 19.7 $ 20.2 $ 0.4 $ 0.5 Total shareholders' equity $ 15.5 $ 15.1 $ 14.5 $ 14.2 $ 13.9 $ 0.4 $ 1.6 less: Preferred equity (2.3) (2.3) (2.3) (2.3) (2.3) — — Goodwill and intangible assets, net of deferred tax liabilities (0.2) (0.2) (0.2) (0.3) (0.6) — 0.4 (1) $ 13.0 $ 12.6 $ 12.0 $ 11.6 $ 11.0 $ 0.4 $ 2.0 Tangible common equity Total assets $ 196.0 $ 191.7 $ 189.5 $ 193.3 $ 191.8 $ 4.3 $ 4.2 less: Goodwill and intangible assets, net of deferred tax liabilities (0.2) (0.2) (0.2) (0.3) (0.6) — 0.4 (2) Tangible assets $ 195.8 $ 191.5 $ 189.3 $ 193.0 $ 191.2 $ 4.3 $ 4.6 (1) Represents a non-GAAP financial measure. For more details refer to pages 23-25. (2) Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities. For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 24. Note: Numbers may not foot due to rounding. 16

ALLY FINANCIAL INC. LIQUIDITY AND DEPOSITS QUARTERLY TRENDS CHANGE VS. Consolidated Available Liquidity ($ in billions) 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 (1) Liquid cash and cash equivalents $ 9.7 $ 9.5 $ 10.0 $ 9.5 $ 9.6 $ 0.2 $ 0.1 (2) Highly liquid securities 20.3 19.9 19.2 20.3 19.9 0.4 0.4 Subtotal $ 30.0 $ 29.5 $ 29.2 $ 29.8 $ 29.5 $ 0.5 $ 0.5 FHLB Unused Pledged Borrowing Capacity 9.1 10.3 10.7 11.3 12.2 (1.2) (3.1) FRB Discount Window Unused Pledged Capacity 26.9 26.9 26.9 26.9 26.7 0.1 0.2 Total unused pledged capacity $ 36.0 $ 37.2 $ 37.6 $ 38.2 $ 38.9 $ (1.2) $ (2.9) Total current available liquidity $ 66.1 $ 66.6 $ 66.8 $ 68.0 $ 68.5 $ (0.6) $ (2.4) 2031 & Unsecured Long-Term Debt Maturity Profile 2026 2027 2028 2029 2030 After (3) Consolidated remaining maturities $ — $ 1.5 $ 0.8 $ 1.6 $ 0.8 $ 5.3 Ally Bank Deposits Key Deposit Statistics Average retail CD duration (months) 17.4 17.2 17.1 17.3 17.6 0.2 (0.2) Average retail deposit rate 3.35% 3 .48% 3 .58% 3 .75% 3.97% End of Period Deposit Levels ($ in millions) Retail $ 143,529 $ 141,843 $ 143,158 $ 146,069 $ 143,430 $ 1,686 $ 99 Brokered & other 8,120 6,567 4,708 5,359 8,144 1,553 (24) Total deposits $ 151,649 $ 148,410 $ 147,866 $ 151,428 $ 151,574 $ 3,239 $ 75 Deposit Mix Retail CD 23% 24% 25% 25% 27 % MMA/OSA/Checking 71% 7 1% 72% 7 1% 68% Brokered & other 6% 5% 3% 4% 5% (1) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date. (2) Includes unencumbered UST, Agency-backed securities, and highly liquid Corporates. (3) Excludes retail notes; as of 12/31/2025. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs. Note: Numbers may not foot due to rounding. 17

ALLY FINANCIAL INC. NET INTEREST MARGIN ($ in millions) QUARTERLY TRENDS CHANGE VS. FULL YEAR 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 FY 2025 FY 2024 CHANGE Average Balance Details $ 84,865 $ 84,592 $ 83,858 $ 83,701 $ 83,554 $ 273 $ 1,311 $ 84,258 $ 83,652 $ 606 Retail Auto Loans 8,753 8,255 7,919 7,955 7,794 498 959 8,223 8,133 90 Auto Lease (net of dep.) 15,956 14,771 14,570 15,324 17,074 1,185 (1,118) 15,156 17,361 (2,205) Dealer Floorplan Other Dealer Loans 6,541 6,348 6,293 6,339 6,374 193 167 6,381 6,370 11 12,078 11,085 11,079 10,304 9,824 993 2,254 11,141 10,216 925 Corporate Finance (1) Mortgage 16,070 16,458 16,798 17,104 17,438 (388) (1,368) 16,604 18,058 (1,454) (2) Consumer Other - Ally Lending — — — — — — — — 317 (317) (3) Consumer Other - Ally Credit Card — — — 2,274 2,220 — (2,220) 555 2,081 (1,526) Cash and Cash Equivalents 8,983 8,465 8,888 9,345 8,721 518 262 8,918 7,895 1,023 29,191 28,756 28,658 28,733 29,169 435 22 28,835 29,759 (924) Investment Securities and Other Total Earning Assets $ 182,437 $ 178,730 $ 178,063 $ 181,079 $ 182,168 $ 3,707 $ 269 $ 180,071 $ 183,842 $ (3,771) Interest Revenue 3,160 3,162 3,109 3,153 3,308 (2) (148) 12,584 13,486 (902) (4) $ 11,273 $ 11,598 $ 11,171 $ 11,797 $ 11,083 $ (325) $ 190 $ 11,459 $ 11,167 $ 292 Unsecured Debt (ex. Core OID balance) 2,604 1,780 1,794 2,096 2,155 824 449 2,068 1,540 528 Secured Debt (5) 149,028 147,660 148,444 150,640 151,502 1,368 (2,474) 148,935 152,871 (3,936) Deposits Other Borrowings 5,845 4,590 4,352 4,204 4,699 1,255 1,146 4,752 6,164 (1,412) (4) $ 168,750 $ 165,628 $ 165,761 $ 168,738 $ 169,439 $ 3,122 $ (689) $ 167,214 $ 171,742 $ (4,528) Total Funding Sources (ex. Core OID balance) (4) 1,545 1,561 1,577 1,659 1,784 (16) (239) 6,342 7,416 (1,074) Interest Expense (ex. Core OID) (4) Net Financing Revenue (ex. Core OID) $ 1,615 $ 1,601 $ 1,532 $ 1,494 $ 1,524 $ 14 $ 91 $ 6,242 $ 6,070 $ 171 Net Interest Margin (yield details) Retail Auto Loan 9 .32% 9 ..28% 9.27% 9 .21% 9 .27% 0.04% 0 .05% 9.27% 9 .20% 0 .07% Retail Auto Loan (excl. hedge impact) 9 .27% 9 .21% 9 .19% 9 .11% 9.09% 0 .06% 0 .18% 9.19% 8.90% 0 .29% Auto Lease (net of dep.) 5 .93% 6 .70% 6.88% 5 .69% 6 .60% (0.77)% (0.67) % 6 .30% 7.60% (1.30)% 5 .91% 6 .42% 6 .41% 6 .50% 7.01% (0.51)% (1.10) % 6.30% 7 .51% (1.21) % Dealer Floorplan Other Dealer Loans 5 .68% 5.66% 5 .64% 5 .66% 5.60% 0 .02% 0.08% 5 .65% 5 .63% 0 .02% Corporate Finance 7 .98% 8.59% 8 .52% 8.78% 9.68% (0.61)% (1.70)% 8 .45% 9.88% (1.43) % Mortgage 3 .13% 3 .14% 3 .17% 3 .23% 3 .17% (0.01) % (0.04)% 3 .17% 3 .22% (0.05) % (2) Consumer Other - Ally Lending —% —% — % — % — % — % — % — % 8 ..77% (8.77)% (3) Consumer Other - Ally Credit Card — % —% —% 21.16% 2 1.48% — % (21.48) % 21.39% 21.71% (0.32)% (6) 3 .89% 4 .28% 4.32% 4 .23% 4 .52% (0.39)% (0.63)% 4 .18% 4 .89% (0.71) % Cash and Cash Equivalents Investment Securities and Other 3.34% 3.47% 3.50% 3 .26% 3.34% (0.13)% — % 3 .39% 3.53% (0.14)% Total Earning Assets 6.87% 7.02% 7 .00% 7 .06% 7 .22% (0.15)% (0.35) % 6.99% 7 .34% (0.35) % (4) Unsecured Debt (ex. Core OID & Core OID balance) 6 .36% 6 .33% 6.42% 6 .40% 6 .37% 0 .03% (0.01) % 6.38% 6.26% 0 .12% 5 .14% 5 .41% 5 .51% 5.55% 6.29% (0.27)% (1.15) % 5 .38% 6 .14% (0.76) % Secured Debt (5) Deposits 3 .38% 3 .50% 3.59% 3 .78% 4 .01% (0.12) % (0.63) % 3 ..56% 4 .18% (0.62)% (7) Other Borrowings 4 .21% 4 .26% 4 .15% 4 .03% 3 .88% (0.05)% 0.33% 4 .17% 3.79% 0.38% (4) Total Funding Sources (ex. Core OID & Core OID balance) 3 .63% 3.74% 3 .82% 3 .99% 4 .19% (0.11)% (0.56)% 3 .79% 4.32% (0.53)% 3.48% 3.51% 3 .41% 3 .31% 3 .30% (0.03)% 0.18% 3.43% 3.27% 0 .16% NIM (as reported) (4) 3 .51% 3.55% 3.45% 3.35% 3 .33% (0.04)% 0 .18% 3 .47% 3.30% 0 .17% NIM (ex. Core OID & Core OID balance) (1) Mortgage loans in run-off at the Corporate and Other segment. (2) Unsecured lending from point-of-sale financing. Moved to assets of operations held-for-sale (HFS) on 12/31/23; sale of Ally Lending closed 03/01/24. (3) Credit card assets moved to Assets of Operations Held-for-Sale (HFS) on 03/31/25. Sale of Credit Card closed on 04/01/25. (4) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt. For more details refer to pages 23-25. (5) Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits. (6) Includes interest expense related to margin received on derivative contracts. Excluding this expense, annualized yields were 3.88% for 4Q25, 4.28% for 3Q25, 4.35% for 2Q25, 4.37% for 1Q25, and 4.68% for 4Q24. Annualized yields excluding this expense for FY2025 and FY2024 were 4.21% and 5.15%, respectively. (7) Includes FHLB Borrowings, Repurchase Agreements and other. Note: Numbers may not foot due to rounding. 18

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION ($ in millions, shares in thousands) QUARTERLY TRENDS CHANGE VS. FULL YEAR Earnings Per Share Data 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 FY 2025 FY 2024 CHANGE GAAP net income (loss) attributable to common shareholders $ 300 $ 371 $ 324 $ (253) $ 81 $ (71) $ 219 $ 742 $ 558 $ 184 (1) Weighted-average common shares outstanding - basic 310,792 310,342 309,895 309,006 307,553 450 3,239 310,015 306,913 3,101 (1) Weighted-average common shares outstanding - diluted 314,264 313,823 312,434 309,006 311,277 441 2,987 313,043 310,160 2,883 Issued shares outstanding (period-end) 308,493 307,828 307,787 307,152 305,388 665 3,105 308,493 305,388 3,105 (1) Net income (loss) per share - basic $ 0.97 $ 1.19 $ 1.05 $ (0.82) $ 0.26 $ (0.23) $ 0.71 $ 2.39 $ 1.82 $ 0.58 (1) Net income (loss) per share - diluted $ 0.95 $ 1.18 $ 1.04 $ (0.82) $ 0.26 $ (0.22) $ 0.70 $ 2.37 $ 1.80 $ 0.57 (2) Adjusted Earnings per Share ( Adjusted EPS ) Numerator GAAP net income (loss) attributable to common shareholders $ 300 $ 371 $ 324 $ (253) $ 81 $ (71) $ 219 $ 742 $ 558 $ 184 Discontinued operations, net of tax — — — — 1 — (1) — 1 (1) (3) Core OID 17 17 16 16 15 1 2 66 56 9 (4) Change in the fair value of equity securities (2) (27) (35) 13 47 26 (48) (51) 6 (56) Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%) (16) 2 4 (99) (38) (18) 22 (109) (40) (69) (4) Repositioning 59 — — 503 140 59 (81) 562 150 412 Significant discrete tax items (18) — — — — (18) (18) (18) — (18) (3) Core net income attributable to common shareholders $ 341 $ 363 $ 309 $ 179 $ 246 $ (22) $ 95 $ 1,192 $ 731 $ 461 Denominator Weighted-average common shares outstanding - basic or diluted as applicable 314,264 313,823 312,434 309,006 311,277 441 2,987 313,043 310,160 2,883 (2) Adjusted EPS $ 1.09 $ 1.15 $ 0.99 $ 0.58 $ 0.78 $ (0.07) $ 0.30 $ 3.81 $ 2.35 $ 1.46 GAAP original issue discount amortization expense $ 19 $ 19 $ 18 $ 18 $ 17 $ — $ 2 $ 74 $ 68 $ 5 Other OID (2) (2) (2) (3) (3) — 1 (8) (12) 4 (3) Core original issue discount (Core OID) amortization expense $ 17 $ 17 $ 16 $ 16 $ 15 $ 1 $ 2 $ 66 $ 56 $ 9 GAAP outstanding original issue discount balance $ (689) $ (708) $ (727) $ (745) $ (763) $ 19 $ 74 $ (689) $ (763) $ 74 Other outstanding OID balance 18 20 22 24 27 (2) (8) 18 27 (8) (3) Core outstanding original issue discount balance (Core OID balance) $ (671) $ (688) $ (705) $ (721) $ (736) $ 17 $ 66 $ (671) $ (736) $ 66 GAAP Net Financing Revenue $ 1,598 $ 1,584 $ 1,516 $ 1,478 $ 1,509 $ 14 $ 89 $ 6,176 $ 6,014 $ 162 (3) Core OID 17 17 16 16 15 1 2 66 56 9 (3) Net Financing Revenue (ex. Core OID) $ 1,615 $ 1,601 $ 1,532 $ 1,494 $ 1,524 $ 15 $ 91 $ 6,242 $ 6,070 $ 171 GAAP Other Revenue $ 525 $ 584 $ 566 $ 63 $ 517 $ (59) $ 8 $ 1,738 $ 2,167 $ (429) (4) Repositioning 27 — — 495 — 27 27 $ 522 $ — $ 522 (4) Change in the fair value of equity securities (2) (27) (35) 13 47 26 (48) (51) 6 (56) (3) Adjusted Other Revenue $ 550 $ 557 $ 531 $ 571 $ 564 $ (7) $ (14) $ 2,209 $ 2,173 $ 37 GAAP Provision Expense $ 487 $ 415 $ 384 $ 191 $ 557 $ 72 $ (70) $ 1,477 $ 2,166 $ (689) (4) Repositioning (1) — — 306 — (1) (1) 305 — 305 (3) Adjusted Provision (ex. Repositioning) $ 486 $ 415 $ 384 $ 497 $ 557 $ 71 $ (71) $ 1,782 $ 2,166 $ (384) GAAP Noninterest Expense $ 1,250 $ 1,240 $ 1,262 $ 1,634 $ 1,360 $ 10 $ (110) $ 5,386 $ 5,179 $ 207 (4) Repositioning and other (31) — — (314) (140) (31) 108 (345) (150) (196) (3) Adjusted Noninterest Expense $ 1,219 $ 1,240 $ 1,262 $ 1,320 $ 1,220 $ (21) $ (2) $ 5,041 $ 5,029 $ 11 (1) Due to the antidilutive effect of the net loss attributable to common shareholders for the first quarter 2025, basic weighted average common shares outstanding were used to calculate basic or diluted earnings per share, as applicable. (2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax- effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. See pages 23-25 for details. (3) Represents a non-GAAP financial measure. For more details refer to pages 23-25. (4) For more details refer to pages 23-25. Note: Numbers may not foot due to rounding. 19

ALLY FINANCIAL INC.
ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.	
Adjusted Tangible Book Value Per Share ("Adjusted TBVPS") Information	**4Q 25**	**3Q 25**	**2Q 25**	**1Q 25**	**4Q 24**	**3Q 25**	**4Q 24**
Numerator							
GAAP shareholder's equity	**$ 15,498**	**$ 15,117**	**$ 14,547**	**$ 14,232**	**$ 13,903**	**$ 381**	**$ 1,595**
Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—
GAAP common shareholder's equity	**$ 13,174**	**$ 12,793**	**$ 12,223**	**$ 11,908**	**$ 11,579**	**$ 381**	**$ 1,595**
Goodwill and identifiable intangibles, net of DTLs	(187)	(187)	(187)	(295)	(603)	0	416
Tangible common equity [1]	12,987	12,606	12,036	11,613	10,976	381	2,011
Tax-effected Core OID balance *(21% tax rate)* [1]	(530)	(544)	(557)	(570)	(582)	14	52
Adjusted tangible book value [2]	**$ 12,457**	**$ 12,062**	**$ 11,479**	**$ 11,044**	**$ 10,395**	**$ 395**	**$ 2,063**
Denominator							
Issued shares outstanding (period-end, thousands)	**308,493**	**307,828**	**307,787**	**307,152**	**305,388**	**665**	**3,105**
GAAP shareholder's equity per share	**$ 50.24**	**$ 49.11**	**$ 47.26**	**$ 46.34**	**$ 45.53**	**$ 1.13**	**$ 4.71**
Preferred equity per share	(7.53)	(7.55)	(7.55)	(7.57)	(7.61)	0.02	0.08
GAAP common shareholder's equity per share	**$ 42.70**	**$ 41.56**	**$ 39.71**	**$ 38.77**	**$ 37.92**	**$ 1.15**	**$ 4.79**
Goodwill and identifiable intangibles, net of DTLs per share	(0.61)	(0.61)	(0.61)	(0.96)	(1.97)	0.00	1.37
Tangible common equity per share [1]	42.10	40.95	39.10	37.81	35.94	1.15	6.16
Tax-effected Core OID balance *(21% tax rate)* per share [1]	(1.72)	(1.77)	(1.81)	(1.85)	(1.90)	0.05	0.19
Adjusted tangible book value per share [2]	**$ 40.38**	**$ 39.19**	**$ 37.30**	**$ 35.95**	**$ 34.04**	**$ 1.20**	**$ 6.34**

(1) Represents a non-GAAP financial measure. For more details refer to pages 23-25.
(2) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder's equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered.
Note: Numbers may not foot due to rounding.

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ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION ($ in millions) unless noted otherwise QUARTERLY TRENDS CHANGE VS. FULL YEAR Core Return on Tangible Common Equity ( Core ROTCE ) 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 FY 2025 FY 2024 CHANGE Numerator GAAP net income (loss) attributable to common shareholders $ 300 $ 371 $ 324 $ (253) $ 81 $ (71) $ 219 $ 742 $ 558 $ 184 Discontinued operations, net of tax — — — — 1 — (1) — 1 (1) (2) Core OID 17 17 16 16 15 1 2 66 56 9 (2) Change in the fair value of equity securities (2) (27) (35) 13 47 26 (48) (51) 6 (56) Core OID, repositioning & change in the fair value of equity (16) 2 4 (99) (38) (18) 22 (109) (40) (69) securities tax (tax rate 21%) (2) Repositioning 59 — — 503 140 59 (81) 562 150 412 Significant discrete tax items (18) — — — — (18) (18) (18) — (18) (1) Core net income attributable to common shareholders $ 341 $ 363 $ 309 $ 179 $ 246 $ (22) $ 95 $ 1,192 $ 731 $ 461 Denominator (average, $ millions) GAAP shareholder's equity $ 15,308 $ 14,832 $ 14,390 $ 14,068 $ 14,159 $ 476 $ 1,149 $ 14,659 $ 13,860 $ 800 Preferred equity (2,324) (2,324) (2,324) (2,324) (2,324) — — (2,324) (2,324) — GAAP common shareholder's equity $ 12,984 $ 12,508 $ 12,066 $ 11,744 $ 11,835 $ 476 $ 1,149 $ 12,335 $ 11,536 $ 800 Goodwill & identifiable intangibles, net of deferred tax (187) (187) (241) (449) (655) — 468 (292) (694) 402 liabilities ( DTLs ) Tangible common equity $ 12,796 $ 12,321 $ 11,824 $ 11,295 $ 11,180 $ 476 $ 1,617 $ 12,044 $ 10,842 $ 1,202 Tax-effected Core OID balance (tax rate 21%) (537) (550) (563) (576) (588) 13 51 (556) (604) 48 (1) Adjusted Tangible Common Equity $ 12,260 $ 11,771 $ 11,261 $ 10,719 $ 10,592 $ 489 $ 1,668 $ 11,487 $ 10,237 $ 1,250 (3) Core Return on Tangible Common Equity 1 1.1% 1 2.3% 1 1.0% 6 .7% 9 .3% 1 0.4% 7 .1% (1) Represents a non-GAAP measure. See pages 23-25 for methodology and detail. (2) For more details see pages 23-25. (3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for tax-effected Core OID balance. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods. (2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, and tax-effected Core OID balance. Note: Numbers may not foot due to rounding. 21

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION ($ in millions) QUARTERLY TRENDS CHANGE VS. FULL YEAR Adjusted Efficiency Ratio Calculation 4Q 25 3Q 25 2Q 25 1Q 25 4Q 24 3Q 25 4Q 24 FY 2025 FY 2024 CHANGE Numerator GAAP Noninterest Expense $ 1,250 $ 1,240 $ 1,262 $ 1,634 $ 1,360 $ 10 $ (110) $ 5,386 $ 5,179 $ 207 Insurance expense (335) (374) (424) (392) (343) 39 8 (1,525) (1,453) (72) (2) Repositioning (31) — — (314) (140) (31) 108 (345) (150) (196) Adjusted noninterest expense for the $ 884 $ 866 $ 838 $ 928 $ 877 $ 18 $ 6 $ 3,516 $ 3,576 $ (61) efficiency ratio Denominator Total net revenue $ 2,123 $ 2,168 $ 2,082 $ 1,541 $ 2,026 $ (45) $ 97 $ 7,914 $ 8,181 $ (267) (2) Core OID 17 17 16 16 15 1 2 66 56 9 Insurance revenue (426) (453) (452) (394) (379) 27 (47) (1,725) (1,621) (104) (2) Repositioning 27 — — 495 — 27 27 522 — 522 Adjusted net revenue for the efficiency $ 1,741 $ 1,732 $ 1,646 $ 1,658 $ 1,662 $ 9 $ 79 $ 6,777 $ 6,616 $ 160 ratio (1) Adjusted Efficiency Ratio 5 0.8% 5 0.0% 50.9% 56.0% 5 2.8% 51.9% 54.1% (1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue, Core OID, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring and significant other one-time items, as applicable for respective periods. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business. (2) For more details see pages 23-25. Note: Numbers may not foot due to rounding. 22

ALLY FINANCIAL INC. The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Adjusted Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. 1) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. 2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. 3) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. (1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods. (2) In the denominator, total net revenue is adjusted for Core OID and Insurance segment revenue, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring and significant other one-time items, as applicable for respective periods. 4) Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader better understand the business' expenses excluding nonrecurring items. 5) Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business' ability to generate other revenue. 6) Adjusted Provision for Credit Losses is a non-GAAP financial measure that adjusts GAAP provision for credit losses for repositioning items. Management believes adjusted provision for credit losses is a helpful financial metric because it enables the reader better understand the business’ expenses excluding nonrecurring items. 7) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered. Note: In December 2017, tax- effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. 8) Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue. 9) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 23

ALLY FINANCIAL INC. The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Adjusted Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. 10) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. 11) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. 12) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. 13) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) change in fair value of equity securities (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre- tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. 14) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for tax-effected Core OID balance. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one- time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods. (2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, and tax-effected Core OID balance. 15) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and phased in the regulatory capital impacts of CECL from January 1, 2022, to January 1, 2025, in accordance with the five-year transition period. 16) Investment income and other (adjusted) is a non-GAAP financial measure that adjusts GAAP investment income and other for repositioning, and the change in fair value of equity securities. Management believes investment income and other (adjusted) is a helpful financial metric because it enables the reader to better understand the business' ability to generate investment income. 24

ALLY FINANCIAL INC. The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Adjusted Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. 17) Net financing revenue excluding core OID is calculated using a non-GAAP measure that adjusts net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' ability to generate revenue. 18) Net interest margin excluding core OID is calculated using a non-GAAP measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' profitability and margins. 19) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, amounts related to nonrecurring business transactions or pending transactions, and significant other one-time items. 20) Adjusted Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance. 25